Inventories	6 Months Ended
Jun. 30, 2019
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Inventories
6.	Inventories

	06.30.2019	12.31.2018
Crude oil	4,543	4,150
Oil products	2,405	2,758
Intermediate products	611	610
Natural gas and Liquefied Natural Gas (LNG)	150	122
Biofuels	25	150
Fertilizers	41	78

Total products	7,775	7,868
Materials, supplies and others	1,159	1,119

Total	8,934	8,987

In the the first half of 2019, the Company recognized a US$ 10 gain as a reversal of cost of sales, adjusting inventories to net realizable value (a US$ 17 loss within cost of sales in the first half of 2018) primarily due to changes in international prices of crude oil and oil products.

At June 30, 2019, the Company had pledged crude oil and oil products volumes as collateral for the Terms of Financial Commitment (TFC) signed by Petrobras and Petros in 2008, without any significant changes in relation to the amounts disclosed on December 31, 2018.